Exhibit 99.1

Quipt Home Medical PARTNERS WITH three major Health SystemS TO FORM Strategic Joint Venture

Transaction Adds $60 Million in Revenue, 29 Locations, Deep Health System Relationships, and Marks Entry Into Michigan Market

Cincinnati, Ohio – August 12, 2025 – Quipt Home Medical Corp. (“Quipt” or the “Company”) (NASDAQ: QIPT; TSX: QIPT), a U.S. based home medical equipment provider, focused on end-to-end respiratory care, today announced it has signed a definitive agreement with three major health systems and hospitals to form a joint venture. Pursuant to the definitive agreement, Quipt will acquire a 60% ownership interest in Hart Medical Equipment (“Hart”), with the remaining 40% interest collectively held by major health systems, Henry Ford Health, McLaren Health Care, Blanchard Valley Health System, Wood County Hospital and The Bellevue Hospital. This strategic transaction is expected to enhance Quipt’s presence in the Midwest, add deep healthcare system partnerships, and provide the Company with immediate entry into Michigan, a large and strategically important market, and new territories in Ohio.

Transaction Highlights:

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Hart, headquartered in Michigan, is a leading nationally accredited durable medical equipment supplier with over 20 years of experience. It generated approximately $60 million in revenue and $7 million in Adjusted EBITDA for the twelve months ended June 2025. With 29 branch locations across Michigan and Ohio, this transaction formally establishes Quipt’s presence in Michigan and northern Ohio and strengthens its existing Midwest footprint.

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For reporting purposes, Quipt expects to consolidate the financial results of Hart and hence upon completion of the transaction, Quipt’s expected annualized run-rate revenue will be approximately $300 million. As the primary beneficiary of the joint venture it is expected that the 40% non-controlling equity interest will be reported as a separate component on the Company’s Consolidated Statements of Financial Position.

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Hart maintains longstanding strategic relationships with leading integrated health systems, including Henry Ford Health, McLaren Health Care and Blanchard Valley Health as well as freestanding community based hospitals, embedding the business into the hospital discharge processes of more than 19 hospitals and affiliated care facilities across its network. These relationships provide direct access to a large, consistent patient base, with Hart serving over 67,000 patients monthly.

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The joint venture is expected to strengthen Quipt’s strategy of expanding relationships with healthcare systems and building scalable integration models that embed Quipt into discharge planning and care coordination. The joint venture positions Quipt in the evolving healthcare reimbursement environment, working alongside health systems heavily invested in value-based care.

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Management expects Adjusted EBITDA margin to align with historical corporate averages within three quarters post-closing. Synergies are anticipated through operational efficiencies and cross-market integration.

•	Quipt’s expected total consideration for its 60% ownership interest is in the range of $17-18 million.

•	The transaction is expected to close by the end of Fiscal Q4, 2025, subject to customary closing conditions, including approval by the lender to Quipt’s existing credit facility.

Statement from Barton P. Buxton, Ed.D., Board Chair, Hart Medical

“The Hart Medical board was very focused on finding the right strategic partner to align with our mission of not only caring for patients at home following their discharge but also supporting their ongoing transitional care needs. As healthcare systems continue to explore innovative ways to manage critically ill populations in a payer environment that increasingly drives us toward managing risk, we carefully evaluated our options. Of all the potential partners, Quipt Home Medical demonstrated the strongest platform and shared commitment to continue and expand the important work Hart Medical has begun.

We are excited about the opportunities this partnership creates—not only to elevate our transitional care services to the next level, but to set a new standard of care for health systems and DME collaborations. Hart Medical has always striven to meet and exceed the expectations of our health system partners, and we are confident that our alliance with Quipt Home Medical will strengthen our ability to deliver exceptional patient outcomes and innovative solutions.”

Management Commentary:

“Hart’s impressive footprint across Michigan and Ohio and its relationship with world-class health systems like Henry Ford Health, McLaren Health, and Blanchard Valley, bring a new level of depth and reach to our platform,” said Greg Crawford, CEO and Chairman of Quipt. “This transaction expands our service network to more than 19 hospitals and affiliated care facilities, dramatically increasing our ability to serve patients at critical points of care transition. Importantly, the joint venture structure allows us to collaborate closely with Hart’s leadership team while maintaining operational alignment across the broader Quipt platform. This move is consistent with our strategy to expand our business with strategic relationships with leading health systems, work with hospitals in providing post discharge durable medical equipment products and services and create a scalable template for future growth nationwide. Hart’s reputation for clinical excellence and strong health system alignment fits perfectly with our mission and platform.”

Chief Financial Officer, Hardik Mehta added, “This joint venture marks a significant step forward in expanding our platform in a disciplined and strategic manner. We anticipate funding this transaction using cash on hand and our existing credit facility. As we integrate operations, we see clear opportunities to align operating systems and share best practices that will enhance operational efficiency, support sustainable growth and optimize financial performance. This is exactly the type of health system-aligned expansion we have been targeting, and we are confident that the Hart joint venture will serve as a repeatable model for future joint ventures, as we continue to build a diversified, national platform capable of delivering strong patient outcomes and long-term shareholder value.”

ABOUT QUIPT HOME MEDICAL

The Company provides in-home monitoring and disease management services including end-to-end respiratory solutions for patients in the United States healthcare market. It seeks to continue to expand its offerings to include the management of several chronic disease states focusing on patients with heart or pulmonary disease, sleep disorders, reduced mobility, and other chronic health conditions. The primary business objective of the Company is to create shareholder value by offering a broader range of services to patients in need of in-home monitoring and chronic disease management. The Company’s organic growth strategy is to increase annual revenue per patient by offering multiple services to the same patient, consolidating the patient’s services, and making life easier for the patient.

Reader Advisories

Readers are cautioned that the financial information regarding the Hart disclosed herein is unaudited and derived as a result of the Company’s due diligence, including a review of Hart’s bank statements and tax returns.

Closing of the joint venture contemplated by the Definitive Agreement is subject to a customary financing condition in favor of Quipt, and there can be no assurance that the transaction will close.

Unless otherwise specified, all dollar amounts in this press release are expressed in U.S. dollars.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). The words “may”, “would”, “could”, “should”, "potential”, "will”, "seek”, "intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect”, “outlook”, or the negatives thereof or variations of such words, and similar expressions as they relate to the Company are intended to identify forward-looking statements, including: timing of and closing of the transaction; management’s expectations for Quipt’s post-closing annualized run rate; management’s expectations for post-closing Adjusted EBITDA for the joint venture and the timing of such results; the Company anticipating strong margin performance throughout the year and a return to historical organic growth levels in calendar 2025; the Company’s expectations regarding the impact of the acquisition of the joint venture; opportunities to increase long-term shareholder value. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company successfully identifying, negotiating and completing additional acquisitions; operating and other financial metrics maintaining their current trajectories, the Company not being impacted by any further external and unique events like the Medicare 75/25 rate cut and the Change Healthcare cybersecurity incident for the remainder of 2025; and the Company not being subject to a material change to it cost structure. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation: risks related to credit, market (including equity, commodity, foreign exchange and interest rate), liquidity, operational (including technology and infrastructure), reputational, insurance, strategic, regulatory, legal, environmental, and capital adequacy; the general business and economic conditions in the regions in which the Company operates; the ability of the Company to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations to the Company or its affiliates; the impact of new and changes to, or application of, current laws and regulations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; a novel business model; dependence on key suppliers; granting of permits and licenses in a highly regulated business; legal proceedings and litigation, including as it relates to the civil investigative demand (“CID”) received from the Department of Justice; increased competition; changes in foreign currency rates; the imposition of trade restrictions such as tariffs and retaliatory counter measures; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; the occurrence of natural and unnatural catastrophic events or health epidemics or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with United States Securities and Exchange Commission  and available at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Non-GAAP Financial Measures

This press release refers to “Adjusted EBITDA which is a non-GAAP financial measures that does not have standardized meaning prescribed by generally accepted accounting principles in the United States (“GAAP”). The Company’s presentation of this financial measure may not be comparable to similarly titled measures used by other companies. This financial measure is intended to provide additional information to investors concerning the Company’s performance.

Adjusted EBITDA is calculated as net loss, and adding back depreciation and amortization, right-of-use operating lease amortization and interest, interest expense, net, provision for income taxes, certain professional fees, including those related to the CID, the loss of private issuer status, and proxy contests and other actions of activist shareholders, stock-based compensation, acquisition-related costs, change in fair value of derivative liability – interest rate swaps, loss (gain) on foreign currency transactions, and share of loss in equity method investment.

For further information please visit our website at www.quipthomemedical.com, or contact:

Cole Stevens

VP of Corporate Development

Quipt Home Medical Corp.

859-300-6455

cole.stevens@myquipt.com

Gregory Crawford

Chief Executive Officer

Quipt Home Medical Corp.

859-300-6455

investorinfo@myquipt.com